EXHIBIT 10.41

                             SUPPLEMENTAL AGREEMENT

WHEREAS, the undersigned parties to the attached agreement, titled "Addendum to Letter of Intent to Invest, Agreement in Principle", dated November 12, 1999, and the attached Promissory Note from The RiceX Company to Intermark Partners, LLC, dated November 12, 1999, mutually desire additional time to conclude a Definitive Agreement,

NOW THEREFORE the undersigned agree to the following: 1. The effective dates of the aforementioned agreement and note are changed from November 12, 1999 to December 1, 1999. 2. All of the time periods cited in the aforementioned agreement and note shall be deemed to have the starting date of December 1, 1999. 3. All of the other terms and conditions of the aforementioned agreement and note remain unchanged.

IN WITNESS WHEREOF, the parties have entered into this supplemental agreement on this 10th day of March, 2000.

THE RICEX COMPANY                                   INTERMARK
PARTNERS, LLC


By:                                             By:
     Daniel L. McPeak, Sr., Chairman of         Alan R. Kimbell, Senior Partner
     the Board and Chief Executive Officer